UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 25, 2006

McCormick & Schmick’s Seafood Restaurants, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50845	20-1193199
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

720 SW Washington Street

Suite 550

Portland, Oregon 97205

(Address of principal executive offices)

(503) 226-3440

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On October 25, 2006, the Board of Directors of McCormick & Schmick’s Seafood Restaurants, Inc. set at eleven the size of the Board of Directors and elected each of James R. Parish and Jeffrey D. Klein to the Board of Directors, based on the recommendation of the Nominating and Governance Committee of the Board of Directors. The Board of Directors determined that each of Messrs. Parish and Klein are independent under the listing standards of The NASDAQ Global Market.

ITEM 5.03	AMENDMENTS TO ARTICLES OR BYLAWS; CHANGE IN FISCAL YEAR.

On October 25, 2006, the Board of Directors adopted an amendment to its Restated Bylaws to increase the permissible size of the Board of Directors from nine to eleven. The Amended and Restated Bylaws are filed as Exhibit 3.1 to this Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit 3.1.	Amended and Restated Bylaws of McCormick & Schmick’s Seafood Restaurants, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCormick & Schmick’s Seafood Restaurants, Inc.

Date: October 30, 2006	By:	/s/ Emanuel N. Hilario
	Name:	Emanuel N. Hilario
	Title:	Chief Financial Officer and Vice President of Finance (principal financial and accounting officer)

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Bylaws of McCormick & Schmick’s Seafood Restaurants, Inc.